EXHIBIT 23(a)
CONSENT OF LAWRENCE B. COCHRANE
     The undersigned hereby consents to (i) the reference to him as having responsibility for the statements as to the ore reserves and mineral resources as of December 31, 2005 and 2004 with respect to Inco Limited’s operations in Ontario and Manitoba, PT International Nickel Indonesia Tbk, the Voisey’s Bay project and the Goro project in the Annual Report on Form 10-K of Inco Limited for the year ended December 31, 2005 under the headings “Ore Reserves and Mining Rights”, “Mineral Resources”, “PT International Nickel Indonesia Tbk”, “Voisey’s Bay Nickel Company Limited”, “Goro Nickel S.A.S.” and “Exploration and Mine Development”, and (ii) the incorporation of the foregoing by reference in the Registration Statements on Form S-3 (Nos. 33-22435 and 33-50816), on Form S-8 (Nos. 33-71298, 333-7798, 333-13714, 333-98601 and 333-125955), on Form F-8 (No. 333-129218) and on Form F-10 (Nos. 333-13470, 333-12588, 333-104688 and 333-104687) of Inco Limited.
     Dated the 16th day of March, 2006.

(Signed) LAWRENCE B. COCHRANE Lawrence B. Cochrane

CONSENT OF S. NICHOLAS SHEARD
     The undersigned hereby consents to (i) the reference to him as having responsibility for the statements as to the ore reserves and mineral resources as of December 31, 2005 and 2004 with respect to Inco Limited’s operations in Ontario and Manitoba, PT International Nickel Indonesia Tbk, the Voisey’s Bay project and the Goro project in the Annual Report on Form 10-K of Inco Limited for the year ended December 31, 2005 under the headings “Ore Reserves and Mining Rights”, “Mineral Resources”, “PT International Nickel Indonesia Tbk”, “Voisey’s Bay Nickel Company Limited”, “Goro Nickel S.A.S.” and “Exploration and Mine Development”, and (ii) the incorporation of the foregoing by reference in the Registration Statements on Form S-3 (Nos. 33-22435 and 33-50816), on Form S-8 (Nos. 33-71298, 333-7798, 333-13714, 333-98601 and 333-125955), on Form F-8 (No. 333-129218) and on Form F-10 (Nos. 333-13470, 333-12588, 333-104688 and 333-104687) of Inco Limited.
     Dated the 16th day of March, 2006.

(Signed) S. NICHOLAS SHEARD S. Nicholas Sheard

CONSENT OF OLIVIER TAVCHANDJIAN
     The undersigned hereby consents to (i) the reference to him as having responsibility for the statements as to the ore reserves and mineral resources as of December 31, 2005 and 2004 with respect to Inco Limited’s operations in Ontario and Manitoba, PT International Nickel Indonesia Tbk, the Voisey’s Bay project and the Goro project in the Annual Report on Form 10-K of Inco Limited for the year ended December 31, 2005 under the headings “Ore Reserves and Mining Rights”, “Mineral Resources”, “PT International Nickel Indonesia Tbk”, “Voisey’s Bay Nickel Company Limited”, “Goro Nickel S.A.S.” and “Exploration and Mine Development”, and (ii) the incorporation of the foregoing by reference in the Registration Statements on Form S-3 (Nos. 33-22435 and 33-50816), on Form S-8 (Nos. 33-71298, 333-7798, 333-13714, 333-98601 and 333-125955), on Form F-8 (No. 333-129218) and on Form F-10 (Nos. 333-13470, 333-12588, 333-104688 and 333-104687) of Inco Limited.
     Dated the 16th day of March, 2006.

(Signed) OLIVIER TAVCHANDJIAN Olivier Tavchandjian